Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated June 28, 2019

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019, (the “Prospectus”). You should read this Supplement together with the Prospectus.

Large Company Value Portfolio – Portfolio Managers Update

Effective April 29, 2019, Phillip Sundell joined Brian Woglom and Phillip N. Davidson as co-portfolio managers of the Large Company Value Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the Summary Section for the Portfolio in the Prospectus under “PORTFOLIO MANAGEMENT” is hereby deleted and replaced with the following:

“Portfolio Managers: Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in May 2018.

Phillip Sundell, CFA, Portfolio Manager, joined American Century Investments in 1997 and began managing the Portfolio in April 2019.”

The following replaces the information that appears in the Prospectus under “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Large Company Value Portfolio”:

“American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Large Company Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.

Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century Investments in 2005 and became a portfolio manager in 2012.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century Investments in 1993 as a portfolio manager.

Phillip Sandell, CFA, Portfolio Manager, joined American Century Investments in 1997 and became a portfolio manager in 2017.”

Amendments to Investment Sub-Advisory Agreements with Certain Sub-Advisers

Effective February 28, 2019, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) Wellington Management Company LLP (“Wellington”) with respect to the Small Cap Growth Stock Portfolio, Large Cap Core Stock Portfolio and the Mid Cap Growth Stock Portfolio, and (ii) Mellon Investments

Corporation (“Mellon”) with respect to the Growth Stock Portfolio. Effective June 5, 2019 the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) Aberdeen Asset Managers Limited (“Aberdeen”) with respect to the Emerging Markets Equity Portfolio; (ii) FIAM LLC (“FIAM”) with respect to the International Growth Portfolio; (iii) Fiduciary Management, Inc. (“FMI”) with respect to the Large Cap Blend Portfolio; (iv) Massachusetts Financial Services Company (“MFS”) with respect to the Research International Core Portfolio and; (v) Templeton Investment Counsel, LLC (“Templeton”) with respect to the International Equity Portfolio. In approving the foregoing amended and restated investment sub-advisory agreements (the “Amended Agreements”), the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amended Agreements modify the existing agreements with Wellington, Mellon, Aberdeen, FIAM, FMI, MFS and Templeton to include updated provisions addressing the use of third-party service providers by sub-advisers. In addition, certain modifications were made to the fee schedule applicable to the Large Cap Blend Portfolio managed by FMI. The Amended Agreements did not otherwise include any changes to fees.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Large Company Value Portfolio

Supplement Dated June 28, 2019

to the

Summary Prospectus for the Large Company Value Portfolio Dated May 1, 2019

The following information supplements the Summary Prospectus for the Large Company Value Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2019 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Portfolio Managers Update

Effective April 29, 2019, Phillip Sundell joined Brian Woglom and Phillip N. Davidson as co-portfolio managers of the Large Company Value Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:

“Portfolio Managers: Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in May 2018.

Phillip Sundell, CFA, Portfolio Manager, joined American Century Investments in 1997 and began managing the Portfolio in April 2019.”

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated June 28, 2019 to the

Statement of Additional Information Dated May 1, 2019

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019. You should read this Supplement together with the SAI.

Fee Update – Large Cap Blend Portfolio

The SAI is amended by replacing the fourth sentence of the paragraph relating to Fiduciary Management, Inc. (“FMI”) that appears on page B-70 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:

“Effective June 5, 2019, for fee services provided to the Large Cap Blend Portfolio, Mason Street Advisors pays FMI at an annual rate of 0.55% on the first $25 million of the Portfolio’s assets, 0.50% on the next $25 million, 0.45% on the next $50 million and 0.35% on assets in excess of $100 million.”

Appendix D – Portfolio Managers Update – Large Company Value Portfolio

Effective April 29, 2019, Phillip Sundell joined Brian Woglom and Phillip N. Davidson as co-portfolio managers of the Large Company Value Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-113 is amended to add Mr. Sundell’s information as of March 31, 2019.

Portfolio Manager(s)	Portfolio	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Phillip Sundell	Large Company Value Portfolio	9 registered investment companies with approximately $7.33 billion in total assets under management	3 other pooled investment vehicles with approximately $1.48 billion in total assets under management	1 other account with approximately $1.08 million in total assets under management

As of March 31, 2019, Mr. Sundell does not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Large Company Value Portfolio.

The information for American Century Investment Management (“ACI”), found in Appendix D under the sub-section titled “Compensation of Portfolio Managers” beginning on page B-126 and the information for ACI found in Appendix D under the sub-section titled Conflicts of Interest beginning on page B-142 also applies to Mr. Sundell.

Please retain this Supplement for future reference.